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                                                                      Exhibit 8e

                           FORM OF AMENDED SCHEDULE A

                          ACCOUNTING SERVICES AGREEMENT

                                  LIST OF FUNDS

                      Name of Fund                                      Date
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Schwab MarketTrack Growth Portfolio
(formerly known as Schwab Asset Director-High Growth Fund)              4/30/98

Schwab MarketTrack Balanced Portfolio
(formerly known as Schwab Asset Director-Balanced Growth Fund)          4/30/98

Schwab MarketTrack Conservative Portfolio
(formerly known as Schwab Asset Director-Conservative Growth Fund)      4/30/98

Schwab MarketTrack All Equity Portfolio
(formerly known as Schwab Asset Director-Aggressive Growth Fund)        4/15/98

International Index Fund: Investor Shares, Select Shares                4/30/98

Small-Cap Index Fund: Investor Shares, Select Shares                    4/30/98

Schwab MarketManager International Portfolio
(formerly known as Schwab OneSource Portfolios-International)           4/30/98

Schwab MarketManager Balanced Portfolio
(formerly known as Schwab OneSource Portfolios-Balanced Allocation)     4/30/98

Schwab MarketManager Growth Portfolio
(formerly known as Schwab OneSource Portfolios-Growth Allocation)       4/30/98

Schwab MarketManager Small Cap Portfolio
(formerly known as Schwab OneSource Portfolios-Small Company)           4/30/98

Schwab MarketTrack Growth Portfolio II
(formerly known as Schwab Asset Director-High Growth Portfolio)         4/30/98

Institutional Select Large-Cap Index Fund

Institutional Select Large-Cap Value Index Fund

Institutional Select Small-Cap Value Index Fund
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                                       SCHWAB CAPITAL TRUST
                                       SCHWAB ANNUITY PORTFOLIOS

                                       By _____________________________
                                       Name:  William J. Klipp
                                       Title: Executive Vice President and Chief
                                              Operating Officer



                                       By _____________________________
                                       Name:
                                       Title: